THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

SEVERANCE AGREEMENT AND RELEASE

This SEVERANCE AGREEMENT AND RELEASE (this “Agreement”) is made between (i) JEFFREY W. PRITCHARD (“Employee”) and (ii) CAPITAL GOLD CORPORATION, a Delaware corporation (the “Company”).  Employee and the Company are referred to collectively as the “Parties” and individually as a “Party.”

RECITALS

WHEREAS, as further discussed below, Employee’s employment with the Company will end effective as of September 15, 2009;

WHEREAS, the Parties wish to resolve fully and finally any potential disputes regarding Employee’s employment with the Company and any other potential disputes between the Parties; and

WHEREAS, in order to accomplish this end, the Parties are willing to enter into this Agreement.

NOW THEREFORE, in consideration of the mutual promises and undertakings contained herein, the sufficiency of which is acknowledged by the Parties, the Parties to this Agreement agree as follows:

TERMS

1.           Separation, Effective Date and Resignation as a Company Director.

(a)           Employee’s employment with the Company ends effective as of September 15, 2009.  This Agreement shall become effective (the “Effective Date”) on the eighth day after Employee’s execution of this Agreement, provided that employee has not revoked Employee’s acceptance pursuant to Section 6(g) below.

(b)           Employee, in consideration of the Severance Payments (as defined in Section 2(a) below), resigns as a director of the Company, effective on the Effective Date.

(c)           Employee, in consideration of the Severance Payments (as defined in Section 2(a) below), waives the 30 days notice requirement of Section 4(e) of the Employment Agreement and accepts a termination date effective as of September 15, 2009.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

2.           Severance Payments and other matters.

(a)           After the expiration of the Effective Date, and on the express condition that Employee has not revoked this Agreement, the Company will pay Employee severance payments in an amount and in the manner set forth on Schedule A attached hereto and, by this reference, incorporated herein, less applicable withholdings and deductions (“Severance Payments”).  It is understood that the Severance Payments supersede and satisfy any such Severance Payment benefits due Employee pursuant to  Section 4 of Employee’s Employment Agreement effective January 1, 2009 with the Company (the “Employment Agreement”).  The Severance Payments will be mailed to Employee or direct deposited to an account designated by Employee pursuant to Schedule A.

(b)           Reporting of and withholding on any Severance Payment under this Section 2 for tax purposes shall be at the discretion of the Company in conformance with applicable tax laws.  If a claim is made against the Company for any additional tax or withholding in connection with or arising out of the Severance Payments pursuant to Section 2(a), Employee shall pay any such claim within thirty (30) days of being notified by the Company and agrees to indemnify the Company and hold it harmless against such claims, including but not limited to any taxes, attorneys’ fees, penalties or interest, which are or become due from the Company.

(c)           Employee agrees that Section 4(i)(iii) of the Employment Agreement is hereby terminated and that Employee shall have no rights thereunder and shall not seek indemnification from the Company should there be an issue or any tax assessed under Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), provided that the Company agrees to report any amount paid or payable to Employee as in compliance with, or not subject to, as applicable, Code Section 409A, in the absence of future guidance from the Internal Revenue Service or court decision to the contrary.

(d)           Employer hereby agrees that Employee shall be entitled to “Change in Control Benefits” as defined in Section 3 of the January 1, 2009 Agreement Regarding Change In Control between Employee and the Company (the “CC Agreement”) in the event that the Company enters into a transaction with [* * *] on or before December 31, 2009 and such transaction would be deemed a “Change in Control” as defined in the CC Agreement.  This subsection does not otherwise amend, change or revive any rights of Employee under the CC Agreement.

3.           General Release.

(a)           Employee, for himself and for his affiliates, successors, heirs, subrogees, assigns, principals, agents, partners, employees, associates, attorneys, and representatives, voluntarily, knowingly and intentionally releases and discharges the Company and its predecessors, successors, parents, subsidiaries, affiliates, and assigns and each of their respective officers, directors, principals, shareholders, agents, attorneys, board members, and employees from any and all claims, actions, liabilities, demands, rights, damages, costs, expenses, and attorneys’ fees (including but not limited to any claim of entitlement for attorneys’ fees under any contract, statute, or rule of law allowing a prevailing party or plaintiff to recover attorneys’ fees), of every kind and description from the beginning of time through the Effective Date (the “Released Claims”).

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

(b)           The Released Claims include but are not be limited to those which arise out of, relate to, or are based upon: (i) Employee’s employment with the Company or the termination thereof; (ii) statements, acts, or omissions by the Parties whether in their individual or representative capacities; (iii) express or implied agreements between the Parties (except as provided herein) and claims under any severance plan; (iv) any stock or stock option grant, agreement, or plan; (v) all federal, state, and municipal statutes, ordinances, and regulations, including, but not limited to, claims of discrimination based on race, national origin, sex, disability, whistleblower status, public policy, or any other characteristic of Employee under the Age Discrimination in Employment Act, the Older Workers Benefit Protection Act, the Americans with Disabilities Act, the Fair Labor Standards Act, the Equal Pay Act, Title VII of the Civil Rights Act of 1964 (as amended), the Employee Retirement Income Security Act of 1974, the Rehabilitation Act of 1973, the Worker Adjustment and Retraining Notification Act, or any other federal, state, or municipal law prohibiting discrimination or termination for any reason; (vi) state and federal common law; and (vii) any claim which was or could have been raised by Employee, including any claim that this Agreement was fraudulently induced.

4.           Unknown Facts.  This Agreement includes claims of every nature and kind, known or unknown, suspected or unsuspected.  Employee hereby acknowledges that he may hereafter discover facts different from, or in addition to, those which he now knows or believes to be true with respect to this Agreement, and he agrees that this Agreement and the release contained herein shall be and remain effective in all respects, notwithstanding such different or additional facts or the discovery thereof.

5.           No Admission of Liability.  The Parties agree that nothing contained herein, and no action taken by any Party hereto with regard to this Agreement, shall be construed as an admission by any Party of liability or of any fact that might give rise to liability for any purpose whatsoever.

6.           Warranties.  Employee warrants and represents as follows:

a.           He has read this Agreement, and he agrees to the conditions and obligations set forth in it.

b.           He voluntarily executes this Agreement after having been advised to consult with legal counsel and after having had opportunity to consult with legal counsel and without being pressured or influenced by any statement or representation or omission of any person acting on behalf of the Company including, without limitation, the officers, directors, board members, committee members, employees, agents, and attorneys for the Company.

c.           He has no knowledge of the existence of any lawsuit, charge, or proceeding against the Company or any of its officers, directors, board members, committee members, employees, or agents arising out of or otherwise connected with any of the matters herein released.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

d.           Prior to Employee’s execution of this Agreement, he has not used or disclosed any information in a manner that would be a violation of Sections 7 or 8 set forth below if such use or disclosure were to be made after the execution of this Agreement.

e.           He has full and complete legal capacity to enter into this Agreement.

f.           He has had at least twenty-one (21) days in which to consider the terms of this Agreement.  In the event that Employee executes this Agreement in less time, it is with the full understanding that he had the full twenty-one (21) days if he so desired and that he was not pressured by the Company or any of its representatives or agents to take less time to consider the Agreement.  In such event, Employee expressly intends such execution to be a waiver of any right he had to review the Agreement for a full twenty-one (21) days.

g.           He understands that this Agreement waives any claim he may have under the Age Discrimination in Employment Act.  Employee may revoke this Agreement for up to seven days following its execution, and this Agreement shall not become enforceable and effective until seven days after such execution.  If Employee chooses to revoke this Agreement, he must provide written notice to the President and Chief Executive Officer of the Company by hand delivery and by facsimile within seven calendar days of Employee’s execution of this Agreement.  If Employee does not revoke within the seven-day period, the right to revoke is lost.

h.           He admits, acknowledges, and agrees that he is not otherwise entitled to the Severance Payments set forth in Section 2, and that such Severance Payments are good and sufficient consideration for this Agreement.  He admits, acknowledges, and agrees that he has been fully and finally paid or provided all wages, compensation, vacation, expenses (including, but not limited to, relocation and travel expenses), bonuses, stock, stock options, or other benefits from the Company which are or could be due to Employee from the Company.

i.           He has not taken any action or made any statement adverse to the Company’s interests prior to signing this Agreement.

7.           Confidential Information.  Except as herein provided, all discussions regarding this Agreement, including, but not limited to, the amount of consideration, offers, counteroffers or other terms or conditions of the negotiations, shall be kept confidential by Employee from all persons and entities other than the Parties to this Agreement.  Employee may disclose the amount received in consideration of the Agreement only if necessary (i) for the limited purpose of making disclosures required by law to agents of the local, state, or federal governments; (ii) for the purpose of enforcing any term of this Agreement; or (iii) in response to compulsory process, and only then after giving the Company ten days advance notice of the compulsory process and affording the Company the opportunity to obtain any necessary or appropriate protective orders.  Otherwise, in response to inquiries about this matter, Employee shall state, “My employment with the Company has ended,” and nothing more.  Employee hereby expressly acknowledges that any breach of this Section 7 shall result in a claim for injunctive relief, damages and/or criminal sanctions and penalties against Employee by the Company, and possibly others.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

8.           Non-Disparagement.  Employee agrees not to make to any person any statement that disparages the Company or reflects negatively on the Company, including, but not limited to, statements regarding the Company’s financial condition, employment practices, or its officers, directors, board members, employees, affiliates, attorneys, customers, or vendors.

9.           Return of Company Property and Information.  Employee represents and warrants that, prior to his execution of this Agreement, he will return to the Company any and all property, documents, and files, including any documents (in any recorded media, such as papers, computer disks, copies, photographs, maps, transparencies, and microfiche) that relate in any way to the Company or the Company’s business whether or not developed, produced, or conceived, in whole or in part, by Employee during the term of his employment with the Company.  Employee agrees that, to the extent that he possesses any files, data, or information relating in any way to the Company or the Company’s business on any personal computer, he will delete those files, data, or information (and will retain no copies in any form).  Employee also will return any Company tools, equipment, calling cards, credit cards, access cards or keys, any keys to any filing cabinets, vehicles, vehicle keys, and all other Company property in any form prior to the date he executes this Agreement.  Employee hereby expressly acknowledges that the foregoing steps are necessary to protect the Company’s proprietary interests in its trade secrets, confidential information, and copyrights, and that Employee is not entitled to use, disclose, or otherwise benefit from the Company’s proprietary interests.  Employee understands that any breach of this Section 9 will also constitute a misappropriation of the Company’s proprietary rights, and may constitute a theft of the Company’s trade secrets under applicable local, state, and federal statutes, and will result in a claim for injunctive relief, damages, and/or criminal sanctions and penalties against Employee by the Company, and possibly others.

10.           Severability.  If any provision of this Agreement is held illegal, invalid, or unenforceable, such holding shall not affect any other provisions hereof.  In the event any provision is held illegal, invalid, or unenforceable, such provision shall be limited so as to effect the intent of the Parties to the fullest extent permitted by applicable law.  Any claim by Employee against the Company shall not constitute a defense to enforcement by the Company.

11.           Assignment.  The Company may assign its rights under this Agreement.  Employee cannot assign his rights under this Agreement without the written consent of the Company.

12.           Enforcement.  The releases contained herein do not release any claims for enforcement of the terms, conditions, or warranties contained in this Agreement.  The Parties shall be free to pursue any remedies available to them to enforce this Agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

13.           Survival of Employment Agreement Terms and Agreement Regarding Change In Control.  Except as set forth in Sections 1 and 2 above, this Agreement in no way affects or alters the surviving provisions set forth in Section 18 of the Employment Agreement, or the CC Agreement.  Those provisions and the CC Agreement are hereby incorporated by reference and serve as part of the consideration for this Agreement.  Employee agrees to continue to abide by the surviving provisions set forth in Section 18 of the Employment Agreement to the extent that those provisions impose any obligation upon Employee.

14.           Entire Agreement.  This Agreement, the surviving provisions set forth in Section 18 of the Employment Agreement and the CC Agreement constitute the entire agreement between the Parties with respect to the subject matter contained herein.  This Agreement supersedes any and all prior oral or written promises or agreements between the Parties, except as otherwise provided herein.  Employee acknowledges that he has not relied on any promise, representation, or statement other than those set forth in this Agreement.  This Agreement cannot be modified except in writing signed by all Parties.

15.           Venue and Applicable Law.  This Agreement shall be interpreted and construed in accordance with the laws of the State of New York, without regard to its conflicts of law provisions.  Venue and jurisdiction shall be in the federal or state courts in New York, New York.

16.           Counterparts.  This Agreement may be executed in counterparts, which together shall constitute a single instrument.

[SIGNATURE PAGE FOLLOWS]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the dates written below.

EMPLOYEE:

/s/ Jeffrey W. Pritchard	September 29, 2009
Jeffrey W. Pritchard	Date

THE COMPANY:

CAPITAL GOLD CORPORATION

By:	/s/ Gifford A. Dieterle	September 29, 2009
	Gifford A. Dieterle, President	Date

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED
WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

Schedule A

Severance Payments shall consist of the following gross amounts, from which the Company will make required withholdings and deductions and be paid as follows:

1.           $425,961, representing the present value of 24 monthly payments of Employee’s annual base salary in effect on the Effective Date (“Lump Sum Payment”), payable within 15 days after the Effective Date.

2.           $65,406, representing the balance of the amount of Employee’s base salary under the term of the Employment Agreement (“Balance”), payable in January 2011.

Payment of the Lump Sum Payment, Balance and Other Payments shall be made by direct deposit to the account on file with the Company for the Employee’s salary payments.